TAXES ON INCOME	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 9:-	TAXES ON INCOME

a.
Deferred tax assets and liabilities:

The Company has net operating loss carryforwards for tax purposes of approximately $2.6 million, which may be carried forward indefinitely for which deferred tax assets was created.

b.
Reconciliation of the theoretical income tax expense to the actual income tax expense:

For the six months period ended June 30, 2024 and 2023 the main differences between the theoretical tax expenses (statutory tax rate of 23%) and the actual tax expenses are tax benefits arising from "Preferred enterprises" and non-deductible items and others.